Exhibit 99.1

NASDAQ: BTAI Next Wave April 2020 of Medicines Utilizing AI BioXcel Therapeutics, 555 Long Wharf Drive, New Haven, CT 06511 | www.bioxceltherapeutics.com

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements that relate to the advancement and development of BXCL501 and BXCL701, anticipated milestones, clinical development plans, the availability and results of data from clinical trials, expected patent terms and other information that is not historical information. When used herein, words including “anticipate”, “being”, “will”, “plan”, “may”, “continue”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon BTI's current expectations and various assumptions. BTI believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. BTI may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history; its incurrence of significant losses; its need for substantial additional funding and ability to raise capital when needed; its limited experience in drug discovery and drug development; its dependence on the success and commercialization of BXCL501 and BXCL701 and other product candidates; it ability to receive regulatory approval for its product candidates; its ability to enroll patients in its clinical trials; its approach to the discovery and development of product candidates based on EvolverAI is novel and unproven; its exposure to patent infringement lawsuits; its ability to comply with the extensive regulations applicable to it; impacts from the COVID-19 pandemic; its ability to commercialize its product candidates; and the other important factors discussed under the caption “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as supplemented by its Current Report on Form 8-K filed on April 14, 2020 as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC's website at www.sec.gov and the Investors page of its website at www.bioxceltherapeutics.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While BTI may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing BTI’s views as of any date subsequent to the date of this presentation. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. While we believe our own internal research is reliable, such research has not been verified by any independent source. 2 © BioXcel Therapeutics, Inc.

Overview

SERENITY Program Pivotal Readouts Expected in Mid-2020

AI-Powered Drug Development

- Identifies novel opportunities for clinical stage compounds
- Improves R&D economics
- Potentially reduces development timelines

Neuro Program

BXCL501—Sublingual Thin Film for Acute Treatment of Agitation

- Phase 3 schizophrenia and bipolar trials (SERENITY I & II) initiated; readouts expected mid-2020
- Phase 1b/2 dementia trial (TRANQUILITY) initiated; readout expected mid-2020
- Phase 1b/2 opioid withdrawal trial (RELEASE); preparing to initiate

Immuno-oncology Program

BXCL701—Targeting Rare Cancers

- Phase 1b/2 double combo trial in Neuroendocrine Prostate Cancer (tNEPC) ongoing
- MD Anderson led Phase 2 basket trial in advanced solid tumors
- Phase 1b/2 triple combo trial in pancreatic cancer initiation expected 2020

Strengthened balance sheet in Feb. 2020 through follow-on offering raising $60 million in net proceeds

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AI Platform May Reduce Development Timelines and Cost

4–5 Year Development Cycle


Multiple Candidates Screened By A I
Selection of Best Candidates
Translational Team
Candidate Validation
Clinical Development Team & Regulatory Team
Human Proof of Concept & Registration Trials
NDA
Submission
BXCL501
BXCL701
Emerging Pipeline

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Pipeline

Program / Indication	Status
Neuropsychiatry	
BXCL501	
Acute agitation in schizophrenia/bipolar	SERENITY I & II Trials (Phase 3)
Acute agitation in dementia	TRANQUILITY Trial (Phase 1b/2)
Opioid withdrawal	RELEASE Trial (IND Clearance)
Delirium	Clinical Planning
KalmPen™ (Single-use IM)	
Severe agitation	Formulation Development
Wearable Device (+BXCL501)*	
Pre & post-agitation in dementia	Clinical Feasibility Study
BXCL501 + combination	
Chronic agitation in dementia	Formulation Development
Immuno-oncology	
BXCL701	
Neuroendocrine Prostate Cancer (tNEPC) Double Combination	Phase 1b/2
Advanced Solid Tumor Types (MD Anderson Led)	Phase 2
Pancreatic Cancer Triple Combo	Phase 1b/2

*Regulatory path to be determined; device + drug combination to be evaluated after validation of predictive algorithm

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BXCL501: Potential First in Class Sublingual Thin Film Dexmedetomidine (Dex) for Acute Treatment of Agitation 6 © BioXcel Therapeutics, Inc.

Agitation: A Common Phenomenon Associated with Psychiatric Conditions

High Unmet Medial Need in the U.S.

- 9.7 million suffer each year[1]
  - Schizophrenia/bipolar: 3.1M
  - Dementia: 4M
  - Opioid withdrawal: 1.6M
  - Delirium: 1M[2]
- Patients experience multiple episodes per year
- $40 billion per year health care burden
- Agitation episodes can put both the patient and caregiver at risk



~9.7M
Schizophrenia
Bipolar Disorder
Dementia
Opioid Withdrawal
Delirium
With Agitation

1. Internal company estimates based on analysis of primary market research, prescription database, and published data.
2. Agitated Delirium in ICU, does not include hyperactive delirium in medical and surgical wards

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Broad Market Potential Across Centers Where Neuropsychiatric Patients are Treated Urgent Care Centers Hospitals Medical + Neuro + Psych Wards Psychiatric Hospitals Mental Clinics Neurology/Mental Health Crisis Care Emergency Departments General, Psychiatric Nursing Homes Assisted Living 8 © BioXcel Therapeutics, Inc.

Current Treatment Options Fail to Address the Underlying Condition • • • • Verbal de-escalation is used as first line treatment Injectables are invasive with severe side effects Antipsychotic drugs have black-box warning for elderly Restraining can damage the caregiver/patient relationship • Requires 1:1 observation Over-sedation is a major issue – patients cannot be properly evaluated • 9 © BioXcel Therapeutics, Inc. BXCL501’s product profile offers significant advantages over the standard of care Fast Track Designation BXCL501 for treatment of acute agitation associated with schizophrenia, bipolar disorder, or dementia Current Therapies Are Suboptimal

BXCL501: Proprietary Sublingual Thin Film of Dex* Designed to Block Driver of Agitation Target Causal Agitation •Dex activates at the alpha-2a receptor preventing the release of norepinephrine ✔ Easy to administer, sublingual formulation ✔ Non-traumatic ✔ Rapid onset of action, without excessive sedation (observed in clinical studies) ✔ Non-invasive ✔ Self-administered by patients (+) Agitation (-) Agitation Norepinephrine (NE) *Dexmedetomidine 10 © BioXcel Therapeutics, Inc. NE Highly Differentiated from Current Treatments Novel Mechanism May Directly Dexmedetomidine MoA

Proprietary, Easy-to-Administer Formulation • Muco-adhesion properties designed for optimizing compliance Adaptable technology enables broad dose range Flexible for potential combination of multiple drugs on a single film Expected patent term until 2039 -2041 • • • • • Manufacturing Phase 3/registrational batches Commercial scale-up planned for product launch 11 © BioXcel Therapeutics, Inc. Transitioned to Registrational Drug Product Process Proprietary, Immediate Delivery, Sublingual Thin Film Product

Successful Phase 1b Clinical Trial in Agitated Schizophrenia Patients Assessing Agitation Episodes in Schizophrenia Evaluation Period (6 hours) 0 min 60 min 120 min 180 min 240 min 300 min 360 min * R * Patients Dosed 12 © BioXcel Therapeutics, Inc. Primary Endpoint: Change from Baseline in PEC Score (PANSS-Excitatory Component) at 2 Hours ✔ Initiated May 2019 ✔ Completed July 2019 n=90 BXCL501 (20, 60, 80, 120, 180 mcg) Agitated Schizophrenia Patients n = 135 Screening 2:1 Randomization Placebo n=45

Primary Endpoint: Statistically Significant Change in PEC Score Clinically Meaningful, Rapid and Durable Responses 0 -2 -4 Placebo 80 mcg 180 mcg -6 * * -8 * -10 * = p <0.05 ** = p <0.001 *** = p < 0.0001 *** -12 0 60 120 180 240 300 360 Time Post Dose (Minutes) * The lowest dose tested, 20 mcg (not shown) was repeated in subjects who did not achieve response criterion 13 © BioXcel Therapeutics, Inc. Change in PEC Score from Baseline (Least Squares Mean) Time = 120 Min (Primary Endpoint) Drug/Dose # % Responders (Reduction in PEC of ≥ 40%) Mean Change in PEC Score P-Value Placebo N=3628%-4.5 BXCL501 (180 mcg) N=1889%-10.8< 0.0001 BXCL501 (120 mcg) N=1867%-9.20.0003 BXCL501 (80 mcg) N=1856%-7.10.0152 BXCL501 (60 mcg) N=1839%-6.00.1227 * **** ** *********

Safety Results in Phase 1b Study Well-tolerated with no serious or severe adverse events Most common adverse events: mild somnolence and dry mouth Maximum tolerated dose was not reached All subjects (100%) were able to self-administer the film 14 © BioXcel Therapeutics, Inc.

SERENITY Phase 3 Pivotal Trials Initiated: Adaptive Design Evaluation Period (6 hours) 0 min 60 min 120 min 180 min 240 min 300 min 360 min * Agitated R * Patients Dosed 15 © BioXcel Therapeutics, Inc. Primary Endpoint: Change from Baseline in PEC Score (PANSS-Excitatory Component) at 2 Hours SERENITY II: Agitated Bipolar Patients n = up to 375 Screening Data Readouts Expected Mid-2020 SERENITY I: Schizophrenia Patients n = up to 375 Screening n=125 BXCL501 120 mcg n=125 Placebo n=125 BXCL501 180 mcg

TRANQUILITY Phase 1b/2 Trial Initiated – Dementia

Assessing Agitation Episodes in Dementia

Evaluation Period (24 hours)

Agitated Dementia Patients (≥65 yrs) → **Screening** → **R**

- **BXCL501**
  Ascending dose / Adaptive Design
- Placebo

Data Readouts Mid-2020

Key Inclusion Criteria

- Dementia (all forms including AD)
- Clinically significant agitation

Efficacy Endpoints

- PAS: Pittsburgh Agitation Scale
- PEC: PANSS Excitatory Component
- CMAI: Cohen-Mansfield Agitation Inventory (modified)

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RELEASE Phase 1b/2 Trial – Opioid Withdrawal


Evaluation Period (5 Days)
Opioid Withdrawal Patients
Screening
R
BXCL501
Multiple Doses
Placebo
Preparing to Initiate

Key Inclusion Criteria and Design

- Street/prescription opiate abusers with signs and symptoms of opiate withdrawal before entry
- Double-blinded, placebo-controlled dose escalation design

Efficacy Endpoints

- Pharmacokinetics, Safety and Tolerability
- COWS: Clinical Opiate Withdrawal Scale
- SOWS: Short Opiate Withdrawal Scale of Gossop

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Neuroscience Program Strategy 18 © BioXcel Therapeutics, Inc. Preagitation Mild to Moderate Agitation Severe Agitation/Aggression of Agitation Delirium (sNDA) Opioid Withdrawal (sNDA) Dementia (sNDA) Prophylaxis or Prevention IM Formulation Development Schizophrenia/Bipolar (NDA)

BXCL501 Product Development Milestones

	4Q2019	1Q2020	Mid-2020	2021
SERENITY I & II Trials (Schizophrenia/Bipolar)	Phase 3 Pivotal Trial Initiation		Expected Phase 3 Data Readout	Expected NDA Submission
TRANQUILITY Trial (Dementia)	Phase 1b/2 Trial Initiation		Expected Phase 1b/2 Data Readout	
RELEASE Trial (Opioid Withdrawal)		Phase 1b/2 Trial IND Clearance		

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BXCL701 Potential First-in-Class Oral IO Therapy 20 © BioXcel Therapeutics, Inc.

Orally Administered Investigational Activator of Systemic Innate Immunity Pathway

Dual MoA designed to inhibit DPP 8/9 & FAP



IMMUNE ACTIVATION
IMMUNE EVASION
Designed to Produce Anti-Cancer Immune Response
DPP 8/9
BXCL701
FAP
Designed to Break Fibrotic Barrier

- Current approved immunotherapies struggle to address tumors that appear "cold" or uninflamed
- BXCL701 is designed to stimulate the innate immune system, facilitating a strong adaptive anti cancer immune response – turning "cold" tumors "hot"

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BXCL701 Clinical Development Strategy Multiple Opportunities to Evaluate Patient Outcomes Treatment Emergent Prostate Cancer (tNEPC): Phase 1b/2 trial of BXCL701 and KEYTRUDA 1 • • • Pancreatic Cancer Melanoma Acute Myeloid Leukemia Pancreatic Cancer: Triple combination (BXCL701, bempegaldesleukin and BAVENCIO®) trial 2 Solid Tumors Responsive to CPIs*: Open-label Phase 2 basket trial led by MD Anderson 3 * CPI: Check Point Inhibitors 22 © BioXcel Therapeutics, Inc.

Phase 1b/2: In Combination with KEYTRUDA to Treat tNEPC

1

Ongoing Safety Run-in*
Safety/PD/Immune-phenotyping

KEYTRUDA
(pembrolizumab)

- Dose finding study in combination with KEYTRUDA®
- Preliminary pharmacokinetics of BXCL701 are within expectations based on prior data
- Initial data readout expected 1H 2020

Planned Phase 2 Expansion
(N=30)

- **Simon 2-stage:** 15+15
- **Primary Endpoint:** Composite response rate: Target > 15%
- **Secondary Endpoint:** DoR, PFS, OS
- **Exploratory Endpoint:** Effect on immune cells (MDSC, T-cells, neutrophils)

* Initial safety data presented at "The 26th Annual Prostate Cancer Foundation Scientific Retreat at the La Costa Resort in Carlsbad, CA"

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Pancreatic Cancer: Triple Combination Trial 2 • Simon 2-stage: 15+15 Primary Endpoint: ORR Combination Secondary Endpoint: DoR, PFS, OS Exploratory Endpoint: Effect on immune cells (MDSC, T-cells, neutrophils) • • • *BXCL701 phase expected to be initiated following Nektar and Pfizer’s safety run-in trial of a double combination of NKTR-214 and avelumab and the outcome of that trial. 24 © BioXcel Therapeutics, Inc. Triple Combination* Phase 2 Expansion (n=30) BXCL701 NKTR-214 Avelumab

Expanding Study of BXCL701: Open-label Basket Trial with Keytruda 3 • Cohort A: evaluating patients who are naïve to checkpoint therapy Cohort B: evaluating patients who have failed or • are refractory to checkpoint therapy Outcome measures: ORR, progression-free-survival, overall survival, duration of response, the safety of combined treatment • and 25 © BioXcel Therapeutics, Inc. CPI Responsive Solid Tumor Study

BXCL701 Program Milestones

	1H2019	2H2019	1H2020	2H2020
Neuroendocrine Prostate Cancer (tNEPC)	Site Activation & Recruitment Ongoing		Expected Initial Data Readout	
Pancreatic Cancer (PDA)	Mechanism Trial Initiated		Double Combination Trial Ongoing	Expected Triple Combination Trial Initiation Expected Initial Mechanistic Data Readouts
Solid Tumors Responsive to CPIs			Expected Phase 2 Basket Trial Initiation	Expected Initial Data Readout

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Thank You!

Dr. Vimal Mehta, CEO
BioXcel Therapeutics, New Haven, CT 06511
vmehta@bioxceltherapeutics.com

© BioXcel Therapeutics, Inc.

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Appendix 28 © BioXcel Therapeutics, Inc.

Predictable and Dose Proportional PK Observed in Phase I Study Phase I Clinical Studies in 42 Healthy Volunteers 1000 100 40 µg 20 µg 10 µg 10 10 0.1 0 1 2 3 4 5 6 7 8 Time (Hours) 29 © BioXcel Therapeutics, Inc. Mean Concentration (ng/L) 28 active : 14 placebo

Secondary Evaluation: Change in ACES from Baseline Consistent with Primary Endpoint p = <0.0001 5 4 p = <0.0156 3 2 1 * The lowest dose tested, 20 mcg (not shown) was repeated in subjects who did not achieve response criterion 0 The ACES consists of a single item that rates overall agitation and sedation at the time of evaluation, where 1 indicates marked agitation; 2, moderate agitation; 3, mild agitation; 4, normal behavior; 5, mild calmness; 6, moderate calmness; 7, marked calmness; 8, deep sleep; and 9, unarousable. Placebo 80 mcg Dose 180 mcg 30 © BioXcel Therapeutics, Inc. Change in ACES Score from Baseline (Least Squares Mean) Drug/Dose # Mean Change in ACES Score from Baseline P-Value Placebo N=361.20 BXCL501 (180 mcg) N=183.94< 0.0001 BXCL501 (120 mcg) N=183.110.0005 BXCL501 (80 mcg) N=182.330.0156 BXCL501 (60 mcg) N=182.110.0750